Exhibit 4.8


NEITHER THE SECURITIES REPRESENTED HEREBY NOR THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, PLEDGED, ASSIGNED, OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF THIS WARRANT OR SUCH SECURITIES, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT THIS WARRANT OR SUCH SECURITIES, AS APPLICABLE, MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED, OR OTHERWISE TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR APPLICABLE STATE SECURITIES LAWS.



            THE TRANSFER OF THIS WARRANT IS RESTRICTED AS DESCRIBED
                                 HEREIN.



                        BIOPHAN TECHNOLOGIES, INC.


                         Warrants for the Purchase
                                    of
                Shares of Common Stock, Par Value $.005 per share

No. 1                                                   December 18, 2002

    THIS CERTIFIES that, for value received, SBI USA, LLC (together with all permitted assigns, the "Holder") is entitled to subscribe for, and purchase from, BIOPHAN TECHNOLOGIES, INC., a Nevada corporation (the "Company"), upon the terms and conditions set forth herein, at any time or from time to time during the period commencing on the date hereof (the "Initial Exercise Date") and terminating at 5:00 p.m., New York City local time, on June 30, 2003 (the "Exercise Period"), 2,000,000 shares of common stock, $.005 par value per share (the "Common Stock") of the Company, subject to adjustment as provided herein. This Warrant is exercisable at an exercise price per share equal to $1.00 per share; provided, however, that upon the occurrence of any of the events specified in Section 5 hereof, the rights granted by this Warrant, including the number of shares of Common Stock to be received upon such exercise, shall be adjusted as therein specified.

    This Warrant, together with the warrants issuable upon the transfer hereof, are hereinafter referred to as the Warrants. Each share of Common Stock issuable upon the exercise hereof or thereof shall be hereinafter referred to as a "Warrant Share".

    Section 1    Exercise of Warrant.

        This Warrant may be exercised during the Exercise Period, either in whole or in part, by the surrender of this Warrant (accompanied by the election form, attached hereto, duly executed) to the Company at its office at 150 Lucius Gordon Drive, Suite 215, West Henrietta, NY 14586, or at such other place as is designated in writing by the Company, together with a certified or bank cashier's check payable to the order of the Company or by wire transfer of immediately available funds to such account as may be specified by the Company in writing upon request by the then holder of this Warrant, in an amount equal to the product of the Exercise Price and the number of Warrant Shares for which this Warrant is being exercised. Notwithstanding any provision herein to the contrary, the Holder must exercise this Warrant in minimum increments of 10,000 shares.

    Section 2    Rights Upon Exercise; Delivery of Securities.

        Upon each exercise of the Holder's rights to purchase Warrant Shares, the Holder shall be deemed to be the holder of record of the Warrant Shares, notwithstanding that the transfer books of the Company shall then be closed or certificates representing the Warrant Shares with respect to which this Warrant was exercised shall not then have been actually delivered to the Holder. As soon as practicable after each such exercise of this Warrant, the Company shall issue and deliver to the Holder a certificate or certificates representing the Warrant Shares issuable upon such exercise, registered in the name of the Holder or its designee. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a Warrant evidencing the right of the Holder to purchase the balance of the aggregate number of Warrant Shares purchasable hereunder as to which this Warrant has not been exercised or assigned.

    Section 3    Registration of Transfer and Exchange.

        Any Warrants issued upon the transfer or exercise in part of this Warrant shall be numbered and shall be registered in a warrant register (the "Warrant Register") as they are issued. The Company shall be entitled to treat the registered holder of any Warrant on the Warrant Register as the owner in fact thereof for all purposes, and shall not be bound to recognize any equitable or other claim to, or interest in, such Warrant on the part of any other person, and shall not be liable for any registration or transfer of Warrants which are registered or to be registered in the name of a fiduciary or the nominee of a fiduciary unless made with the actual knowledge that a fiduciary or nominee is committing a breach of trust in requesting such registration of transfer, or with the knowledge of such facts that its participation therein amounts to bad faith. This Warrant shall be transferable on the books of the Company only upon delivery thereof duly endorsed by the Holder or by his duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment, or authority to transfer. In all cases of transfer by an attorney, executor, administrator, guardian, or other legal representative, duly authenticated evidence of his, her, or its authority shall be produced. Upon any registration of transfer, the Company shall deliver a new Warrant or Warrants to the person entitled thereto. This Warrant may be exchanged, at the option of the Holder thereof, for another Warrant, or other Warrants of different denominations, of like tenor and representing in the aggregate the right to purchase a like number of Warrant Shares (or portions thereof), upon surrender to the Company or its duly authorized agent. Notwithstanding the foregoing, the Company shall have no obligation to cause Warrants to be transferred on its books to any person if, in the opinion of counsel to the Company, such transfer does not comply with the provisions of the Securities Act and the rules and regulations thereunder.

    Section 4    Reservation of Shares.

        The Company shall at all times reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of providing for the exercise of the Warrants, such number of shares of Common Stock as shall, from time to time, be sufficient therefor. The Company represents that all shares of Common Stock issuable upon exercise of this Warrant are duly authorized and, upon receipt by the Company of the full payment for such Warrant Shares, will be validly issued, fully paid, and nonassessable, without any personal liability attaching to the ownership thereof and will not be issued in violation of any preemptive or similar rights of stockholders.

    Section 5    Antidilution.

        (a) In the event that the Company shall at any time after the Initial Exercise Date: (i) declare a dividend on the outstanding Common Stock payable in shares of its capital stock; (ii) subdivide the outstanding Common Stock; (iii) combine the outstanding Common Stock into a smaller number of shares; or (iv) issue any shares of its capital stock by reclassification of the Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), then, in each case, the Exercise Price per Warrant Share in effect at the time of the record date for the determination of stockholders entitled to receive such dividend or distribution or of the effective date of such subdivision, combination, or reclassification shall be adjusted so that it shall equal the price determined by multiplying such Exercise Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such action, and the denominator of which shall be the number of shares of Common Stock outstanding after giving effect to such action. Such adjustment shall be made successively whenever any event listed above shall occur and shall become effective at the close of business on such record date or at the close of business on the date immediately preceding such effective date, as applicable.

        (b) All calculations under this Section 5 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

        (c) In any case in which this Section 5 shall require that an adjustment in the number of Warrant Shares be made effective as of a record date for a specified event, the Company may elect to defer, until the occurrence of such event, issuing to the Holder, if the Holder exercised this Warrant after such record date, the Warrant Shares, if any, issuable upon such exercise over and above the number of Warrant Shares issuable upon such exercise on the basis of the number of shares of Common Stock in effect prior to such adjustment; provided, however, that the Company shall deliver to the Holder a due bill or other appropriate instrument evidencing the Holder's right to receive such additional shares of Common Stock upon the occurrence of the event requiring such adjustment.

        (d)    Whenever there shall be an adjustment as provided in this
Section 5, the Company shall within 15 days thereafter cause written notice thereof to be sent by registered mail, postage prepaid, to the Holder, at its address as it shall appear in the Warrant Register, which notice shall be accompanied by an officer's certificate setting forth the number of Warrant Shares issuable and the Exercise Price thereof after such adjustment and setting forth a brief statement of the facts requiring such adjustment and the computation thereof, which officer's certificate shall be conclusive evidence of the correctness of any such adjustment absent manifest error.

        (e) The Company shall not be required to issue fractions of shares of Common Stock or other capital stock of the Company upon the exercise of this Warrant. If any fraction of a share of Common Stock would be issuable on the exercise of this Warrant (or specified portions thereof), the Company shall pay lieu of such fraction an amount in cash equal to the same fraction of the Current Market Price on the date of exercise of this Warrant.

        (f) No adjustment in the Exercise Price per Warrant Share shall be required if such adjustment is less than $.01; provided, however, that any adjustments which by reason of this Section 5 are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

        (g) If the Company takes any action affecting its shares of Common Stock after the date hereof, that would be covered by Section 5 but for the manner in which such action is taken or structured, which would in any way diminish the value of this Warrant, then the Exercise Price shall be adjusted in such manner as the Board shall in good faith determine to be equitable under the circumstances.

        (h) Whenever the Exercise Price payable upon exercise of this Warrant is adjusted pursuant to Section 5, the number of Warrant Shares issuable upon exercise of this Warrant shall simultaneously be adjusted by multiplying the number of Warrant Shares theretofore issuable upon exercise of this Warrant by the Exercise Price theretofore in effect and dividing the product so obtained by the Exercise Price, as adjusted.

    Section 6    Reclassification; Reorganization; Merger.

        (a) In case of any capital reorganization, other than in the cases referred to in Section 5(a) hereof, or the consolidation or merger of the Company with or into another corporation (other than a merger or consolidation in which the Company is the continuing corporation and which does not result in any reclassification of the outstanding shares of Common Stock or the conversion of such outstanding shares of Common Stock into shares of other stock or other securities or property), or in the case of any sale, lease, or conveyance to another corporation of the property and assets of any nature of the Company as an entirety or substantially as an entirety (such actions being hereinafter collectively referred to as "Reorganizations"), there shall thereafter be deliverable upon exercise of this Warrant (in lieu of the number of Warrant Shares theretofore deliverable) the number of shares of stock or other securities or property to which a holder of the respective number of Warrant Shares which would otherwise have been deliverable upon the exercise of this Warrant would have been entitled upon such Reorganization if this Warrant had been exercised in full immediately prior to such Reorganization. In case of any Reorganization, appropriate adjustment, as determined in good faith by the Board, shall be made in the application of the provisions herein set forth with respect to the rights and interests of the Holder so that the provisions set forth herein shall thereafter be applicable, as nearly as possible, in relation to any shares or other property thereafter deliverable upon exercise of this Warrant. Any such adjustment shall be made by, and set forth in, a supplemental agreement between the Company, or any successor thereto, and the Holder, with respect to this Warrant, and shall for all purposes hereof conclusively be deemed to be an appropriate adjustment. The Company shall not effect any such Reorganization unless, upon or prior to the consummation thereof, the successor corporation, or if the Company shall be the surviving corporation in any such Reorganization and is not the issuer of the shares of stock or other securities or property to be delivered to holders of shares of the Common Stock outstanding at the effective time thereof, then such issuer, shall assume by written instrument the obligation to deliver to the Holder such shares of stock, securities, cash, or other property as such Holder shall be entitled to purchase in accordance with the foregoing provisions.
In the event of sale, lease, or conveyance or other transfer of all or substantially all of the assets of the Company as part of a plan for liquidation of the Company, all rights to exercise this Warrant shall terminate 30 days after the Company gives written notice to the Holder that such sale or conveyance or other transfer has been consummated.

        (b) In case of any reclassification or change of the shares of Common Stock issuable upon exercise of this Warrant (other than a change in par value or from a specified par value to no par value, or as a result of a subdivision or combination, but including any change in the shares into two or more classes or series of shares), or in case of any consolidation or merger of another corporation into the Company in which the Company is the continuing corporation and in which there is a reclassification or change (including a change to the right to receive cash or other property) of the shares of Common Stock (other than a change in par value, or from no par value to a specified par value, or as a result of a subdivision or combination, but including any change in the shares into two or more classes or series of shares), the Holder or holders of this Warrant shall have the right thereafter to receive upon exercise of this Warrant solely the kind and amount of shares of stock and other securities, property, cash, or any combination thereof receivable upon such reclassification, change, consolidation, or merger by a holder of the number of Warrant Shares for which this Warrant might have been exercised immediately prior to such reclassification, change, consolidation, or merger. Thereafter, appropriate provision shall be made for adjustments which shall be as nearly equivalent as practicable to the adjustments in Section 5.

        (c) The above provisions of this Section 6 shall similarly apply to successive reclassifications and changes of shares of Common Stock and to successive consolidations, mergers, sales, leases, or conveyances.

    Section 7    Notice of Certain Events.

        In case at any time the Company shall propose:

    (a) to pay any dividend or make any distribution on shares of Common Stock in shares of Common Stock or make any other distribution (other than regularly scheduled cash dividends which are not in a greater amount per share than the most recent such cash dividend) to all holders of Common Stock; or

    (b) to issue any rights, warrants, or other securities to all holders of Common Stock entitling them to purchase any additional shares of Common Stock or any other rights, warrants, or other securities; or

    (c) to effect any reclassification or change of outstanding shares of Common Stock or any consolidation, merger, sale, lease, or conveyance of property, as described in Section 6; or

    (d) to effect any liquidation, dissolution, or winding-up of the Company; or

    (e) to take any other action which would cause an adjustment to the Exercise Price per Warrant Share;

then, and in any one or more of such cases, the Company shall give written notice thereof by registered mail, postage prepaid, to the Holder at the Holder's address as it shall appear in the Warrant Register, mailed at least 10 days prior to: (i) the date as of which the holders of record of shares of Common Stock to be entitled to receive any such dividend, distribution, rights, warrants, or other securities are to be determined; (ii) the date on which any such reclassification, change of outstanding shares of Common Stock, consolidation, merger, sale, lease, conveyance of property, liquidation, dissolution, or winding-up is expected to become effective and the date as of which it is expected that holders of record of shares of Common Stock shall be entitled to exchange their shares for securities or other property, if any, deliverable upon such reclassification, change of outstanding shares, consolidation, merger, sale, lease, conveyance of property, liquidation, dissolution, or winding-up; or (iii) the date of such action which would require an adjustment to the Exercise Price per Warrant Share.

    Section 8    Charges and Taxes.

        The issuance of any shares or other securities upon the exercise of this Warrant and the delivery of certificates or other instruments representing such shares or other securities shall be made without charge to the Holder for any tax or other charge in respect of such issuance. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of any certificate in a name other than that of the Holder and the Company shall not be required to issue or deliver any such certificate unless and until the person or persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

    Section 9    Periodic Reports.

        The Company agrees that until all the Warrant Shares shall have been sold pursuant to Rule 144 under the Securities Act or a Registration Statement under the Securities Act, it shall use best efforts to keep current in filing all reports, statements, and other materials required to be filed with the Commission to permit holders of the Warrant Shares to sell such securities under Rule 144 under the Securities Act.

Section 10    Legend.

        Until sold pursuant to the provisions of Rule 144 or otherwise registered under the Securities Act, the Warrant Shares issued on exercise of the Warrants shall be subject to a stop transfer order and the certificate or certificates representing the Warrant Shares shall bear the following legend:


THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, PLEDGED, ASSIGNED, OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF THE SECURITIES, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED, OR OTHERWISE TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR APPLICABLE STATE SECURITIES LAWS.


    Section 11    Registration Rights.

          (a) The Company shall use its best efforts to cause the Warrant Shares promptly to be registered or qualified for sale by filing with the Securities and Exchange Commission (the "Commission") a registration statement (the "Registration Statement") on Form S-1, S-3, or SB-2 under the Securities Act of 1933, as amended (the "Securities Act"), registering under the Securities Act the resale of the Warrant Shares by the Holder and any transferees thereof. The Company shall use its best efforts to cause the Registration Statement to be declared effective by the Commission under the Securities Act within 120 days of the filing thereof. In the event that the Registration Statement shall not be filed or be so declared effective within one hundred eighty days of the Initial Exercise Date or the effectiveness of the same shall not be maintained, the Exercise Price shall decrease by 10%, and shall decrease by an additional 10% for each 30 day period thereafter in which such Registration Statement is not effective; provided, however, that so long as the Company is proceeding diligently and acting in good faith in filing or declaring or maintaining the Registration Statement effective and such failure to file or be effective is beyond the reasonable control of the Company, then no adjustment shall be made to the Exercise Price.

        (b) The Company shall use its best efforts to cause the Warrant Shares so registered to be registered or qualified for sale under the securities or blue sky laws of such jurisdictions as the Holder or such holders may reasonably request; provided, however, that the Company shall not be required by reason of this Section 11(b) to register or qualify the Registrable Securities in any jurisdiction where, as a result thereof, the Company would be subject to service of general process or to taxation as a foreign corporation doing business in such jurisdiction to which the Company is not then subject.

        (c) The Company shall keep effective the Registration Statement and any registration or qualification contemplated by this Section 11 and shall from time to time amend or supplement each applicable registration statement, preliminary prospectus, final prospectus, application, document, and communication for such period of time as shall be required to permit the Eligible Holders to complete the offer and sale of the Warrant Shares covered thereby. The Company shall in no event be required to keep any such registration or qualification in effect for a period in excess of one year from the date on which the registration statement is declared effective under the Act; provided, however, that, if the Company is required to keep any such registration or qualification in effect with respect to securities other than the Warrant Shares beyond such period, the Company shall keep such registration or qualification in effect as it relates to the Warrant Shares for so long as such registration or qualification remains or is required to remain in effect in respect of such other securities.

        (d) The Company shall furnish to the Holder such number of copies of the registration statement and of each amendment and supplement thereto (in each case, including all exhibits), such reasonable number of copies of each prospectus contained in such registration statement and each supplement or amendment thereto (including each preliminary prospectus), all of which shall conform to the requirements of the Securities Act and the rules and regulations thereunder, and such other documents, as the Holder may reasonably request to facilitate the disposition of the Warrant Shares.

        (e) The Company shall furnish the Holder of any Warrant Shares so registered with an opinion of its counsel (reasonably acceptable to the Holder) to the effect that (i) the registration statement has become effective under the Securities Act and no order suspending the effectiveness of the Registration Statement, or preventing or suspending the use of the registration statement, any preliminary prospectus, any final prospectus or any amendment or supplement thereto, has been issued, nor has the Commission or any securities or blue sky authority of any jurisdiction instituted or threatened to institute any proceedings with respect to such an order, (ii) the Registration Statement and each prospectus forming a part thereof (including each preliminary prospectus), and any amendment or supplement thereto, complies as to form with the Securities Act and the rules and regulations thereunder, and (iii) such counsel has no knowledge of any material misstatement or omission in such registration statement or any prospectus, as amended or supplemented. Such opinion shall also state the jurisdictions in which the Warrant Shares have been registered or qualified for sale pursuant to the provisions of Section 11(b).

        (f) Except for rights in existence on the date hereof, the Company will not, without the written consent of the holder of a majority in interest of the Warrant Shares (including for this purpose any unexercised Warrants), grant to any persons the right to request the Company to register any securities of the Company, provided that the Company may grant such registration rights to other persons so long as such rights are not prior to the rights of the Holder.

    Section 12    Indemnification.

        (a) Subject to the conditions set forth below, the Company agrees to indemnify and hold harmless the Holder, its officers, directors, partners, employees, agents, and counsel, and each person, if any, who controls any such person within the meaning of Section 15 of the Act or Section 20(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), from and against any and all loss, liability, charge, claim, damage, and expense whatsoever (which shall include, for all purposes of this Section 12, without limitation, reasonable attorneys' fees and reasonable expenses incurred in investigating, preparing, or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), as and when incurred, arising out of, based upon, or in connection with, (i) any untrue statement or alleged untrue statement of a material fact contained in (A) any registration statement, preliminary prospectus, or final prospectus (as from time to time amended and supplemented), or any amendment or supplement thereto, relating to the offer and sale of any of the Warrant Shares, or (B) any application or other document or communication (in this Section 12, referred to collectively as an "application") executed by, or on behalf of, the Company or based upon written information furnished by, or on behalf of, the Company filed in any jurisdiction in order to register or qualify any of the Warrant Shares under the securities or "blue sky" laws thereof or filed with any securities exchange; or any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon, and in conformity with, written information furnished to the Company with respect to such Holder by, or on behalf of, such person expressly for inclusion in any registration statement, preliminary prospectus or final prospectus, or any amendment or supplement thereto, or in any application, as the case may be, or (ii) any breach of any representation, warranty, covenant, or agreement of the Company contained in this Warrant. The foregoing agreement to indemnify shall be in addition to any liability the Company may otherwise have, including liabilities arising under this Warrant.

    If any action is brought against any Holder or any of its officers, directors, partners, employees, agents, or counsel, or any controlling persons of such person (an "indemnified party") in respect of which indemnity may be sought against the Company pursuant to the foregoing paragraph, such indemnified party or parties shall promptly notify the Company in writing of the institution of such action (but the failure so to notify shall not relieve the Company from any liability it may have other than pursuant to this Section 12(a)) and the Company shall promptly assume the defense of such action, including, without limitation, the employment of counsel reasonably satisfactory to such indemnified party or parties and payment of reasonable expenses. Such indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless the employment of such counsel shall have been authorized in writing by the Company in connection with the defense of such action or the Company shall not have promptly employed counsel reasonably satisfactory to such indemnified party or parties to have charge of the defense of such action or such indemnified party or the Holder shall have reasonably concluded, with the advice of counsel, that there may be one or more legal defenses available to it or them or to other indemnified parties which are different from, or in addition to, those available to the Company, in any of which events such reasonable fees and expenses shall be borne by the Company, and the Company shall not have the right to direct the defense of such action on behalf of the indemnified party or parties. Anything in this paragraph to the contrary notwithstanding, the Company shall not be liable for any settlement of any such claim or action effected without its written consent, which consent shall not be unreasonably withheld. The Company shall not, without the prior written consent of each indemnified party that is not released as described in this sentence, settle or compromise any action, or permit a default or consent to the entry of judgment or otherwise seek to terminate any pending or threatened action, in respect of which indemnity may be sought hereunder (whether or not any indemnified party is a party thereto), unless such settlement, compromise, consent, or termination includes an unconditional release of each indemnified party from all liability in respect of such action. The Company agrees promptly to notify the Holders of the commencement of any litigation or proceedings against the Company or any of its officers or directors in connection with the sale of any Warrant Shares or any preliminary prospectus, prospectus, registration statement, or amendment or supplement thereto, or any application relating to any sale of any Warrant Shares.

    (b) The Holder severally agrees to indemnify and hold harmless the Company, each director of the Company, each officer of the Company who shall have signed any registration statement relating to Warrant Shares held by such Holder, and each other person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, to the same extent as the foregoing indemnity from the Company to the Holders in Section 12(a), but only with respect to statements or omissions, if any, made in any registration statement, preliminary prospectus, or final prospectus (as from time to time amended and supplemented), or any amendment or supplement thereto, or in any application, in reliance upon, and in conformity with, written information furnished to the Company with respect to the Holder by, or on behalf of, the Holder expressly for inclusion in any such registration statement, preliminary prospectus, or final prospectus, or any amendment or supplement thereto, or in any application, as the case may be. If any action shall be brought against the Company or any other person so indemnified based on any such registration statement, preliminary prospectus, or final prospectus, or any amendment or supplement thereto, or any application, and in respect of which indemnity may be sought against the Holder pursuant to this Section 12(b), the Holder shall have the rights and duties given to the Company, and the Company and each other person so indemnified shall have the rights and duties given to the indemnified parties, by the provisions of Section 12(a). The foregoing agreement to indemnify shall be in addition to any liability the Holder may otherwise have.

        (c) To provide for just and equitable contribution, if (i) an indemnified party makes a claim for indemnification pursuant to Section 12(a) or 12(b) (subject to the limitations thereof), but it is found in a final judicial determination, not subject to further appeal, that such indemnification may not be enforced in such case, even though this Warrant expressly provides for indemnification in such case, or (ii) any indemnified or indemnifying party seeks contribution under the Securities Act, the Exchange Act, or otherwise, then the Company (including for this purpose any contribution made by, or on behalf of, any director of the Company, any officer of the Company who signed any such registration statement, any controlling person of the Company), as one entity, and the Holders of the Warrant Shares included in such registration in the aggregate (including for this purpose any contribution by, or on behalf of, an indemnified party), as a second entity, shall contribute to the losses, liabilities, claims, damages, and expenses whatsoever to which any of them may be subject, on the basis of relevant equitable considerations such as the relative fault of the Company and the Holders in connection with the facts which resulted in such losses, liabilities, claims, damages, and expenses. The relative fault, in the case of an untrue statement, alleged untrue statement, omission, or alleged omission, shall be determined by, among other things, whether such statement, alleged statement, omission, or alleged omission relates to information supplied by the Company or by the Holders, and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement, alleged statement, omission, or alleged omission. The Company and the Holder agree that it would be unjust and inequitable if the respective obligations of the Company and the Holder for contribution were determined by pro rata or per capita allocation of the aggregate losses, liabilities, claims, damages, and expenses (even if the Holder and the other indemnified parties were treated as one entity for such purpose) or by any other method of allocation that does not reflect the equitable considerations referred to in this Section 12(c). In no case shall the Holder be responsible for a portion of the contribution obligation imposed on all holders of Warrants in excess of its pro rata share based on the number of shares of Common Stock owned (or which would be owned upon exercise of all Warrants) by it and included in such registration as compared to the number of shares of Common Stock owned (or which would be owned upon exercise of all Warrants) by all holders of Warrants and included in such registration. No person guilty of a fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. For purposes of this Section 12(c), each person, if any, who controls the Holder within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act and each officer, director, partner, employee, agent, and counsel of the Holder or control person shall have the same rights to contribution as the Holder or control person and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, each officer of the Company who shall have signed any such registration statement, each director of the Company, and its or their respective counsel shall have the same rights to contribution as the Company, subject in each case to the provisions of this Section 12(c). Anything in this Section 12(c) to the contrary notwithstanding, no party shall be liable for contribution with respect to the settlement of any claim or action effected without its written consent. This Section 12(c) is not intended to supersede any right to contribution under the Securities Act, the Exchange Act, or otherwise.

    Section 13    Loss; Theft; Destruction; Mutilation.

        Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction, or mutilation of any Warrant (and upon surrender of any Warrant if mutilated), and upon receipt by the Company of reasonably satisfactory indemnification, the Company shall execute and deliver to the Holder thereof a new Warrant of like date, tenor, and denomination.

    Section 14    Stockholder Rights.

        The Holder of any Warrant shall not have, solely on account of such status, any rights of a stockholder of the Company, either at law or in equity, or to any notice of meetings of stockholders or of any other proceedings of the Company, except as provided in this Warrant.

Section 15    Governing Law.

        This Warrant shall be construed in accordance with the laws of the State of New York applicable to contracts made and performed within such State, without regard to principles of conflicts of law. The parties hereto hereby agree that any suit or proceeding arising under this Warrant, or in connection with the consummation of the transactions contemplated hereby, shall be brought solely in a federal or state court located in the County of New York and State of New York. By its execution hereof, both the Company and the Holder hereby consent and irrevocably submit to the in personam jurisdiction of the federal and state courts located in the County of New York and State of New York and agree that any process in any suit or proceeding commenced in such courts under this Warrant may be served upon it personally or by certified or registered mail, return receipt requested, or by Federal Express or other courier service, with the same force and effect as if personally served upon the applicable party in New York and in the city or county in which such other court is located. The parties hereto each waive any claim that any such jurisdiction is not a convenient forum for any such suit or proceeding and any defense of lack of in personam jurisdiction with respect thereto.

    Section 16    Mandatory Exercise.

        Notwithstanding anything to the contrary herein, the holder of this Warrant covenants and agrees to exercise this Warrant in its entirety (to the extent not theretofore exercised) if this Warrant shall not have expired and all of the following conditions are satisfied in full and continue to be satisfied during the Mandatory Exercise Period described below:

       A. Either the Company, (i) in conjunction with an independent research institution, shall have commenced, either directly or through a contract with a third party or licensee, and be continuing animal testing of the temporary photonic pacemaker and shall have disclosed the same to the public via a press release or a filing with the Commission, or (ii) shall have filed a first phase application with the FDA covering the temporary photonic pacemaker, and shall have disclosed the same to the public via a press release or a filing with the Commission.

       B. The Current Market Price per share of Common Stock shall have equaled or exceeded of $1.50 per share for each of the prior ten trading days and shall continue to be at or above that price on the exercise date.

       C. The Company shall be in compliance with all of the terms of, and shall not have terminated or be in breach of, the engagement letter with SBI USA, LLC dated December 18, 2002, or the terms and conditions of this Warrant.

       D. The Registration Statement shall have been declared effective and shall remain effective during the Mandatory Exercise Period and for thirty (30) days thereafter.

If all of the foregoing conditions to Mandatory Exercise are satisfied, the Warrant Holder shall be obligated to exercise this Warrant in full, to the extent not theretofore exercised, within five business days of the date upon which it is notified by the Company that all of the conditions to Mandatory Exercise have been satisfied.

[REMAINDER OF PAGE INTENTIONALLY BLANK]

    IN WITNESS WHEREOF, the parties have executed this Warrant as of the date first above written.

                    BIOPHAN TECHNOLOGIES, INC.


                    By: __________________________
                           Michael L. Weiner, CEO


                    AGREED TO AND ACCEPTED BY:

                    SBI USA, LLC



                    ____________________________________
                    Shelly Singhal, Managing Director




                            FORM OF ASSIGNMENT


(To be executed by the registered holder if such holder desires to transfer the attached Warrant.)

    FOR VALUE RECEIVED, ______________________ hereby sells, assigns, and transfers unto _________________ a Warrant to purchase __________ shares of Common Stock, par value $.005 per share, of Biophan Technologies, Inc., a Nevada corporation (the "Company"), and does hereby irrevocably constitute and appoint ___________ attorney to transfer such Warrant on the books of the Company, with full power of substitution.


Dated: _________________

                        Signature_______________________

NOTICE

    The signature on the foregoing Assignment must correspond to the name as written upon the face of this Warrant in every particular, without alteration or enlargement or any change whatsoever.





                                ELECTION TO EXERCISE

To:    Biophan Technologies, Inc.



    The undersigned hereby exercises his, her, or its rights to purchase shares of Common Stock, par value $.005 per share ("the Common Stock"), of Biophan Technologies, Inc., a Nevada corporation (the "Company"), covered by the within Warrant and tenders payment herewith in the amount of $_____ in accordance with the terms thereof, and requests that certificates for the securities constituting such shares of Common Stock be issued in the name of, and delivered to:


(Print Name, Address, and Social Security or Tax Identification Number)

and, if such number of shares of Common Stock shall not constitute all such shares of Common Stock covered by the within Warrant, that a new Warrant for the balance of the shares of Common Stock covered by the within Warrant shall be registered in the name of, and delivered to, the undersigned at the address stated below.


Dated: __________________             Name________________________
                                (Print)

Address:



                                     ________________________
                      (Signature)



NEITHER THE SECURITIES REPRESENTED HEREBY NOR THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, PLEDGED, ASSIGNED, OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF THIS WARRANT OR SUCH SECURITIES, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT THIS WARRANT OR SUCH SECURITIES, AS APPLICABLE, MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED, OR OTHERWISE TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR APPLICABLE STATE SECURITIES LAWS.



        THE TRANSFER OF THIS WARRANT IS RESTRICTED AS DESCRIBED HEREIN.



                        BIOPHAN TECHNOLOGIES, INC.


                        Warrants for the Purchase
                                   of
               Shares of Common Stock, Par Value $.005 per share

No.     2                                                   December 18, 2002

    THIS CERTIFIES that, for value received, SBI USA, LLC (together with all permitted assigns, the "Holder") is entitled to subscribe for, and purchase from, BIOPHAN TECHNOLOGIES, INC., a Nevada corporation (the "Company"), upon the terms and conditions set forth herein, at any time or from time to time during the period commencing on the date hereof (the "Initial Exercise Date") and terminating at 5:00 p.m., New York City local time, on September 30, 2003 (the "Exercise Period") 1,000,000 shares of common stock, $.005 par value per share (the "Common Stock") of the Company, subject to adjustment as provided herein. This Warrant is exercisable at an exercise price per share equal to $1.50 per share; provided, however, that upon the occurrence of any of the events specified in Section 5 hereof, the rights granted by this Warrant, including the number of shares of Common Stock to be received upon such exercise, shall be adjusted as therein specified.

        This Warrant, together with the warrants issuable upon the transfer hereof, are hereinafter referred to as the Warrants. Each share of Common Stock issuable upon the exercise hereof or thereof shall be hereinafter referred to as a "Warrant Share".

    Section 1    Exercise of Warrant.

        This Warrant may be exercised during the Exercise Period, either in whole or in part, by the surrender of this Warrant (accompanied by the election form, attached hereto, duly executed) to the Company at its office at 150 Lucius Gordon Drive, Suite 215, West Henrietta, NY 14586, or at such other place as is designated in writing by the Company, together with a certified or bank cashier's check payable to the order of the Company or by wire transfer of immediately available funds to such account as may be specified by the Company in writing upon request by the then holder of this Warrant, in an amount equal to the product of the Exercise Price and the number of Warrant Shares for which this Warrant is being exercised. Notwithstanding any provision herein to the contrary, the Holder must exercise this Warrant in minimum increments of 10,000 shares.


    Section 2    Rights Upon Exercise; Delivery of Securities.

        Upon each exercise of the Holder's rights to purchase Warrant Shares, the Holder shall be deemed to be the holder of record of the Warrant Shares, notwithstanding that the transfer books of the Company shall then be closed or certificates representing the Warrant Shares with respect to which this Warrant was exercised shall not then have been actually delivered to the Holder. As soon as practicable after each such exercise of this Warrant, the Company shall issue and deliver to the Holder a certificate or certificates representing the Warrant Shares issuable upon such exercise, registered in the name of the Holder or its designee. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a Warrant evidencing the right of the Holder to purchase the balance of the aggregate number of Warrant Shares purchasable hereunder as to which this Warrant has not been exercised or assigned.

    Section 3    Registration of Transfer and Exchange.

        Any Warrants issued upon the transfer or exercise in part of this Warrant shall be numbered and shall be registered in a warrant register (the "Warrant Register") as they are issued. The Company shall be entitled to treat the registered holder of any Warrant on the Warrant Register as the owner in fact thereof for all purposes, and shall not be bound to recognize any equitable or other claim to, or interest in, such Warrant on the part of any other person, and shall not be liable for any registration or transfer of Warrants which are registered or to be registered in the name of a fiduciary or the nominee of a fiduciary unless made with the actual knowledge that a fiduciary or nominee is committing a breach of trust in requesting such registration of transfer, or with the knowledge of such facts that its participation therein amounts to bad faith. This Warrant shall be transferable on the books of the Company only upon delivery thereof duly endorsed by the Holder or by his duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment, or authority to transfer. In all cases of transfer by an attorney, executor, administrator, guardian, or other legal representative, duly authenticated evidence of his, her, or its authority shall be produced. Upon any registration of transfer, the Company shall deliver a new Warrant or Warrants to the person entitled thereto. This Warrant may be exchanged, at the option of the Holder thereof, for another Warrant, or other Warrants of different denominations, of like tenor and representing in the aggregate the right to purchase a like number of Warrant Shares (or portions thereof), upon surrender to the Company or its duly authorized agent. Notwithstanding the foregoing, the Company shall have no obligation to cause Warrants to be transferred on its books to any person if, in the opinion of counsel to the Company, such transfer does not comply with the provisions of the Securities Act and the rules and regulations thereunder.

    Section 4    Reservation of Shares.

        The Company shall at all times reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of providing for the exercise of the Warrants, such number of shares of Common Stock as shall, from time to time, be sufficient therefor. The Company represents that all shares of Common Stock issuable upon exercise of this Warrant are duly authorized and, upon receipt by the Company of the full payment for such Warrant Shares, will be validly issued, fully paid, and nonassessable, without any personal liability attaching to the ownership thereof and will not be issued in violation of any preemptive or similar rights of stockholders.

    Section 5    Antidilution.

        (a) In the event that the Company shall at any time after the Initial Exercise Date: (i) declare a dividend on the outstanding Common Stock payable in shares of its capital stock; (ii) subdivide the outstanding Common Stock; (iii) combine the outstanding Common Stock into a smaller number of shares; or (iv) issue any shares of its capital stock by reclassification of the Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), then, in each case, the Exercise Price per Warrant Share in effect at the time of the record date for the determination of stockholders entitled to receive such dividend or distribution or of the effective date of such subdivision, combination, or reclassification shall be adjusted so that it shall equal the price determined by multiplying such Exercise Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such action, and the denominator of which shall be the number of shares of Common Stock outstanding after giving effect to such action. Such adjustment shall be made successively whenever any event listed above shall occur and shall become effective at the close of business on such record date or at the close of business on the date immediately preceding such effective date, as applicable.

        (b) All calculations under this Section 5 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

        (c) In any case in which this Section 5 shall require that an adjustment in the number of Warrant Shares be made effective as of a record date for a specified event, the Company may elect to defer, until the occurrence of such event, issuing to the Holder, if the Holder exercised this Warrant after such record date, the Warrant Shares, if any, issuable upon such exercise over and above the number of Warrant Shares issuable upon such exercise on the basis of the number of shares of Common Stock in effect prior to such adjustment; provided, however, that the Company shall deliver to the Holder a due bill or other appropriate instrument evidencing the Holder's right to receive such additional shares of Common Stock upon the occurrence of the event requiring such adjustment.

        (d)    Whenever there shall be an adjustment as provided in this
Section 5, the Company shall within 15 days thereafter cause written notice thereof to be sent by registered mail, postage prepaid, to the Holder, at its address as it shall appear in the Warrant Register, which notice shall be accompanied by an officer's certificate setting forth the number of Warrant Shares issuable and the Exercise Price thereof after such adjustment and setting forth a brief statement of the facts requiring such adjustment and the computation thereof, which officer's certificate shall be conclusive evidence of the correctness of any such adjustment absent manifest error.

        (e) The Company shall not be required to issue fractions of shares of Common Stock or other capital stock of the Company upon the exercise of this Warrant. If any fraction of a share of Common Stock would be issuable on the exercise of this Warrant (or specified portions thereof), the Company shall pay lieu of such fraction an amount in cash equal to the same fraction of the Current Market Price on the date of exercise of this Warrant.

        (f) No adjustment in the Exercise Price per Warrant Share shall be required if such adjustment is less than $.01; provided, however, that any adjustments which by reason of this Section 5 are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

        (g) If the Company takes any action affecting its shares of Common Stock after the date hereof, that would be covered by Section 5 but for the manner in which such action is taken or structured, which would in any way diminish the value of this Warrant, then the Exercise Price shall be adjusted in such manner as the Board shall in good faith determine to be equitable under the circumstances.

        (h) Whenever the Exercise Price payable upon exercise of this Warrant is adjusted pursuant to Section 5, the number of Warrant Shares issuable upon exercise of this Warrant shall simultaneously be adjusted by multiplying the number of Warrant Shares theretofore issuable upon exercise of this Warrant by the Exercise Price theretofore in effect and dividing the product so obtained by the Exercise Price, as adjusted.

    Section 6    Reclassification; Reorganization; Merger.

        (a) In case of any capital reorganization, other than in the cases referred to in Section 5(a) hereof, or the consolidation or merger of the Company with or into another corporation (other than a merger or consolidation in which the Company is the continuing corporation and which does not result in any reclassification of the outstanding shares of Common Stock or the conversion of such outstanding shares of Common Stock into shares of other stock or other securities or property), or in the case of any sale, lease, or conveyance to another corporation of the property and assets of any nature of the Company as an entirety or substantially as an entirety (such actions being hereinafter collectively referred to as "Reorganizations"), there shall thereafter be deliverable upon exercise of this Warrant (in lieu of the number of Warrant Shares theretofore deliverable) the number of shares of stock or other securities or property to which a holder of the respective number of Warrant Shares which would otherwise have been deliverable upon the exercise of this Warrant would have been entitled upon such Reorganization if this Warrant had been exercised in full immediately prior to such Reorganization. In case of any Reorganization, appropriate adjustment, as determined in good faith by the Board, shall be made in the application of the provisions herein set forth with respect to the rights and interests of the Holder so that the provisions set forth herein shall thereafter be applicable, as nearly as possible, in relation to any shares or other property thereafter deliverable upon exercise of this Warrant. Any such adjustment shall be made by, and set forth in, a supplemental agreement between the Company, or any successor thereto, and the Holder, with respect to this Warrant, and shall for all purposes hereof conclusively be deemed to be an appropriate adjustment. The Company shall not effect any such Reorganization unless, upon or prior to the consummation thereof, the successor corporation, or if the Company shall be the surviving corporation in any such Reorganization and is not the issuer of the shares of stock or other securities or property to be delivered to holders of shares of the Common Stock outstanding at the effective time thereof, then such issuer, shall assume by written instrument the obligation to deliver to the Holder such shares of stock, securities, cash, or other property as such Holder shall be entitled to purchase in accordance with the foregoing provisions.
In the event of sale, lease, or conveyance or other transfer of all or substantially all of the assets of the Company as part of a plan for liquidation of the Company, all rights to exercise this Warrant shall terminate 30 days after the Company gives written notice to the Holder that such sale or conveyance or other transfer has been consummated.

        (b) In case of any reclassification or change of the shares of Common Stock issuable upon exercise of this Warrant (other than a change in par value or from a specified par value to no par value, or as a result of a subdivision or combination, but including any change in the shares into two or more classes or series of shares), or in case of any consolidation or merger of another corporation into the Company in which the Company is the continuing corporation and in which there is a reclassification or change (including a change to the right to receive cash or other property) of the shares of Common Stock (other than a change in par value, or from no par value to a specified par value, or as a result of a subdivision or combination, but including any change in the shares into two or more classes or series of shares), the Holder or holders of this Warrant shall have the right thereafter to receive upon exercise of this Warrant solely the kind and amount of shares of stock and other securities, property, cash, or any combination thereof receivable upon such reclassification, change, consolidation, or merger by a holder of the number of Warrant Shares for which this Warrant might have been exercised immediately prior to such reclassification, change, consolidation, or merger. Thereafter, appropriate provision shall be made for adjustments which shall be as nearly equivalent as practicable to the adjustments in Section 5.

        (c) The above provisions of this Section 6 shall similarly apply to successive reclassifications and changes of shares of Common Stock and to successive consolidations, mergers, sales, leases, or conveyances.

    Section 7    Notice of Certain Events.

        In case at any time the Company shall propose:

    (a) to pay any dividend or make any distribution on shares of Common Stock in shares of Common Stock or make any other distribution (other than regularly scheduled cash dividends which are not in a greater amount per share than the most recent such cash dividend) to all holders of Common Stock; or

    (b) to issue any rights, warrants, or other securities to all holders of Common Stock entitling them to purchase any additional shares of Common Stock or any other rights, warrants, or other securities; or

    (c) to effect any reclassification or change of outstanding shares of Common Stock or any consolidation, merger, sale, lease, or conveyance of property, as described in Section 6; or

    (d) to effect any liquidation, dissolution, or winding-up of the Company; or

    (e) to take any other action which would cause an adjustment to the Exercise Price per Warrant Share;

then, and in any one or more of such cases, the Company shall give written notice thereof by registered mail, postage prepaid, to the Holder at the Holder's address as it shall appear in the Warrant Register, mailed at least 10 days prior to: (i) the date as of which the holders of record of shares of Common Stock to be entitled to receive any such dividend, distribution, rights, warrants, or other securities are to be determined; (ii) the date on which any such reclassification, change of outstanding shares of Common Stock, consolidation, merger, sale, lease, conveyance of property, liquidation, dissolution, or winding-up is expected to become effective and the date as of which it is expected that holders of record of shares of Common Stock shall be entitled to exchange their shares for securities or other property, if any, deliverable upon such reclassification, change of outstanding shares, consolidation, merger, sale, lease, conveyance of property, liquidation, dissolution, or winding-up; or (iii) the date of such action which would require an adjustment to the Exercise Price per Warrant Share.

    Section 8    Charges and Taxes.

        The issuance of any shares or other securities upon the exercise of this Warrant and the delivery of certificates or other instruments representing such shares or other securities shall be made without charge to the Holder for any tax or other charge in respect of such issuance. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of any certificate in a name other than that of the Holder and the Company shall not be required to issue or deliver any such certificate unless and until the person or persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

    Section 9    Periodic Reports.

        The Company agrees that until all the Warrant Shares shall have been sold pursuant to Rule 144 under the Securities Act or a Registration Statement under the Securities Act, it shall use best efforts to keep current in filing all reports, statements, and other materials required to be filed with the Commission to permit holders of the Warrant Shares to sell such securities under Rule 144 under the Securities Act.

    Section 10    Legend.

        Until sold pursuant to the provisions of Rule 144 or otherwise registered under the Securities Act, the Warrant Shares issued on exercise of the Warrants shall be subject to a stop transfer order and the certificate or certificates representing the Warrant Shares shall bear the following legend:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, PLEDGED, ASSIGNED, OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF THE SECURITIES, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED, OR OTHERWISE TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR APPLICABLE STATE SECURITIES LAWS.


    Section 11    Registration Rights.

(a) The Company shall use its best efforts to cause the Warrant Shares promptly to be registered or qualified for sale by filing with the Securities and Exchange Commission (the "Commission") a registration statement (the "Registration Statement") on Form S-1, S-3, or SB-2 under the Securities Act of 1933, as amended (the "Securities Act"), registering under the Securities Act the resale of the Warrant Shares by the Holder and any transferees thereof. The Company shall use its best efforts to cause the Registration Statement to be declared effective by the Commission under the Securities Act within 120 days of the filing thereof. In the event that the Registration Statement shall not be filed or be so declared effective within one hundred eighty days of the Initial Exercise Date or the effectiveness of the same shall not be maintained, the Exercise Price shall decrease by 10%, and shall decrease by an additional 10% for each 30 day period thereafter in which such Registration Statement is not effective; provided, however, that so long as the Company is proceeding diligently and acting in good faith in filing or declaring or maintaining the Registration Statement effective and such failure to file or be effective is beyond the reasonable control of the Company, then no adjustment shall be made to the Exercise Price.

    (b)    The Company shall use its best efforts to cause the Warrant
Shares so registered to be registered or qualified for sale under the securities or blue sky laws of such jurisdictions as the Holder or such holders may reasonably request; provided, however, that the Company shall not be required by reason of this Section 11(b) to register or qualify the Registrable Securities in any jurisdiction where, as a result thereof, the Company would be subject to service of general process or to taxation as a foreign corporation doing business in such jurisdiction to which the Company is not then subject.

    (c) The Company shall keep effective the Registration Statement and any registration or qualification contemplated by this Section 11 and shall from time to time amend or supplement each applicable registration statement, preliminary prospectus, final prospectus, application, document, and communication for such period of time as shall be required to permit the Eligible Holders to complete the offer and sale of the Warrant Shares covered thereby. The Company shall in no event be required to keep any such registration or qualification in effect for a period in excess of one year from the date on which the registration statement is declared effective under the Act; provided, however, that, if the Company is required to keep any such registration or qualification in effect with respect to securities other than the Warrant Shares beyond such period, the Company shall keep such registration or qualification in effect as it relates to the Warrant Shares for so long as such registration or qualification remains or is required to remain in effect in respect of such other securities.

    (d) The Company shall furnish to the Holder such number of copies of the registration statement and of each amendment and supplement thereto (in each case, including all exhibits), such reasonable number of copies of each prospectus contained in such registration statement and each supplement or amendment thereto (including each preliminary prospectus), all of which shall conform to the requirements of the Securities Act and the rules and regulations thereunder, and such other documents, as the Holder may reasonably request to facilitate the disposition of the Warrant Shares.

    (e) The Company shall furnish the Holder of any Warrant Shares so registered with an opinion of its counsel (reasonably acceptable to the Holder) to the effect that (i) the registration statement has become effective under the Securities Act and no order suspending the effectiveness of the Registration Statement, or preventing or suspending the use of the registration statement, any preliminary prospectus, any final prospectus or any amendment or supplement thereto, has been issued, nor has the Commission or any securities or blue sky authority of any jurisdiction instituted or threatened to institute any proceedings with respect to such an order, (ii) the Registration Statement and each prospectus forming a part thereof (including each preliminary prospectus), and any amendment or supplement thereto, complies as to form with the Securities Act and the rules and regulations thereunder, and (iii) such counsel has no knowledge of any material misstatement or omission in such registration statement or any prospectus, as amended or supplemented. Such opinion shall also state the jurisdictions in which the Warrant Shares have been registered or qualified for sale pursuant to the provisions of Section 11(b).

    (f) Except for rights in existence on the date hereof, the Company will not, without the written consent of the holder of a majority in interest of the Warrant Shares (including for this purpose any unexercised Warrants), grant to any persons the right to request the Company to register any securities of the Company, provided that the Company may grant such registration rights to other persons so long as such rights are not prior to the rights of the Holder.

Section 12    Indemnification.

    (a) Subject to the conditions set forth below, the Company agrees to indemnify and hold harmless the Holder, its officers, directors, partners, employees, agents, and counsel, and each person, if any, who controls any such person within the meaning of Section 15 of the Act or Section 20(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), from and against any and all loss, liability, charge, claim, damage, and expense whatsoever (which shall include, for all purposes of this Section 12, without limitation, reasonable attorneys' fees and reasonable expenses incurred in investigating, preparing, or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), as and when incurred, arising out of, based upon, or in connection with, (i) any untrue statement or alleged untrue statement of a material fact contained in (A) any registration statement, preliminary prospectus, or final prospectus (as from time to time amended and supplemented), or any amendment or supplement thereto, relating to the offer and sale of any of the Warrant Shares, or (B) any application or other document or communication (in this Section 12, referred to collectively as an "application") executed by, or on behalf of, the Company or based upon written information furnished by, or on behalf of, the Company filed in any jurisdiction in order to register or qualify any of the Warrant Shares under the securities or "blue sky" laws thereof or filed with any securities exchange; or any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon, and in conformity with, written information furnished to the Company with respect to such Holder by, or on behalf of, such person expressly for inclusion in any registration statement, preliminary prospectus or final prospectus, or any amendment or supplement thereto, or in any application, as the case may be, or (ii) any breach of any representation, warranty, covenant, or agreement of the Company contained in this Warrant. The foregoing agreement to indemnify shall be in addition to any liability the Company may otherwise have, including liabilities arising under this Warrant.

    If any action is brought against any Holder or any of its officers, directors, partners, employees, agents, or counsel, or any controlling persons of such person (an "indemnified party") in respect of which indemnity may be sought against the Company pursuant to the foregoing paragraph, such indemnified party or parties shall promptly notify the Company in writing of the institution of such action (but the failure so to notify shall not relieve the Company from any liability it may have other than pursuant to this Section 12(a)) and the Company shall promptly assume the defense of such action, including, without limitation, the employment of counsel reasonably satisfactory to such indemnified party or parties and payment of reasonable expenses. Such indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless the employment of such counsel shall have been authorized in writing by the Company in connection with the defense of such action or the Company shall not have promptly employed counsel reasonably satisfactory to such indemnified party or parties to have charge of the defense of such action or such indemnified party or the Holder shall have reasonably concluded, with the advice of counsel, that there may be one or more legal defenses available to it or them or to other indemnified parties which are different from, or in addition to, those available to the Company, in any of which events such reasonable fees and expenses shall be borne by the Company, and the Company shall not have the right to direct the defense of such action on behalf of the indemnified party or parties. Anything in this paragraph to the contrary notwithstanding, the Company shall not be liable for any settlement of any such claim or action effected without its written consent, which consent shall not be unreasonably withheld. The Company shall not, without the prior written consent of each indemnified party that is not released as described in this sentence, settle or compromise any action, or permit a default or consent to the entry of judgment or otherwise seek to terminate any pending or threatened action, in respect of which indemnity may be sought hereunder (whether or not any indemnified party is a party thereto), unless such settlement, compromise, consent, or termination includes an unconditional release of each indemnified party from all liability in respect of such action. The Company agrees promptly to notify the Holders of the commencement of any litigation or proceedings against the Company or any of its officers or directors in connection with the sale of any Warrant Shares or any preliminary prospectus, prospectus, registration statement, or amendment or supplement thereto, or any application relating to any sale of any Warrant Shares.

    (b) The Holder severally agrees to indemnify and hold harmless the Company, each director of the Company, each officer of the Company who shall have signed any registration statement relating to Warrant Shares held by such Holder, and each other person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, to the same extent as the foregoing indemnity from the Company to the Holders in Section 12(a), but only with respect to statements or omissions, if any, made in any registration statement, preliminary prospectus, or final prospectus (as from time to time amended and supplemented), or any amendment or supplement thereto, or in any application, in reliance upon, and in conformity with, written information furnished to the Company with respect to the Holder by, or on behalf of, the Holder expressly for inclusion in any such registration statement, preliminary prospectus, or final prospectus, or any amendment or supplement thereto, or in any application, as the case may be. If any action shall be brought against the Company or any other person so indemnified based on any such registration statement, preliminary prospectus, or final prospectus, or any amendment or supplement thereto, or any application, and in respect of which indemnity may be sought against the Holder pursuant to this Section 12(b), the Holder shall have the rights and duties given to the Company, and the Company and each other person so indemnified shall have the rights and duties given to the indemnified parties, by the provisions of Section 12(a). The foregoing agreement to indemnify shall be in addition to any liability the Holder may otherwise have.

    (c) To provide for just and equitable contribution, if (i) an indemnified party makes a claim for indemnification pursuant to Section 12(a) or 12(b) (subject to the limitations thereof), but it is found in a final judicial determination, not subject to further appeal, that such indemnification may not be enforced in such case, even though this Warrant expressly provides for indemnification in such case, or (ii) any indemnified or indemnifying party seeks contribution under the Securities Act, the Exchange Act, or otherwise, then the Company (including for this purpose any contribution made by, or on behalf of, any director of the Company, any officer of the Company who signed any such registration statement, any controlling person of the Company), as one entity, and the Holders of the Warrant Shares included in such registration in the aggregate (including for this purpose any contribution by, or on behalf of, an indemnified party), as a second entity, shall contribute to the losses, liabilities, claims, damages, and expenses whatsoever to which any of them may be subject, on the basis of relevant equitable considerations such as the relative fault of the Company and the Holders in connection with the facts which resulted in such losses, liabilities, claims, damages, and expenses. The relative fault, in the case of an untrue statement, alleged untrue statement, omission, or alleged omission, shall be determined by, among other things, whether such statement, alleged statement, omission, or alleged omission relates to information supplied by the Company or by the Holders, and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement, alleged statement, omission, or alleged omission. The Company and the Holder agree that it would be unjust and inequitable if the respective obligations of the Company and the Holder for contribution were determined by pro rata or per capita allocation of the aggregate losses, liabilities, claims, damages, and expenses (even if the Holder and the other indemnified parties were treated as one entity for such purpose) or by any other method of allocation that does not reflect the equitable considerations referred to in this Section 12(c). In no case shall the Holder be responsible for a portion of the contribution obligation imposed on all holders of Warrants in excess of its pro rata share based on the number of shares of Common Stock owned (or which would be owned upon exercise of all Warrants) by it and included in such registration as compared to the number of shares of Common Stock owned (or which would be owned upon exercise of all Warrants) by all holders of Warrants and included in such registration. No person guilty of a fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. For purposes of this Section 12(c), each person, if any, who controls the Holder within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act and each officer, director, partner, employee, agent, and counsel of the Holder or control person shall have the same rights to contribution as the Holder or control person and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, each officer of the Company who shall have signed any such registration statement, each director of the Company, and its or their respective counsel shall have the same rights to contribution as the Company, subject in each case to the provisions of this Section 12(c). Anything in this Section 12(c) to the contrary notwithstanding, no party shall be liable for contribution with respect to the settlement of any claim or action effected without its written consent. This Section 12(c) is not intended to supersede any right to contribution under the Securities Act, the Exchange Act, or otherwise.


    Section 13    Loss; Theft; Destruction; Mutilation.

        Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction, or mutilation of any Warrant (and upon surrender of any Warrant if mutilated), and upon receipt by the Company of reasonably satisfactory indemnification, the Company shall execute and deliver to the Holder thereof a new Warrant of like date, tenor, and denomination.

    Section 14    Stockholder Rights.

        The Holder of any Warrant shall not have, solely on account of such status, any rights of a stockholder of the Company, either at law or in equity, or to any notice of meetings of stockholders or of any other proceedings of the Company, except as provided in this Warrant.

    Section 15    Governing Law.

        This Warrant shall be construed in accordance with the laws of the State of New York applicable to contracts made and performed within such State, without regard to principles of conflicts of law. The parties hereto hereby agree that any suit or proceeding arising under this Warrant, or in connection with the consummation of the transactions contemplated hereby, shall be brought solely in a federal or state court located in the County of New York and State of New York. By its execution hereof, both the Company and the Holder hereby consent and irrevocably submit to the in personam jurisdiction of the federal and state courts located in the County of New York and State of New York and agree that any process in any suit or proceeding commenced in such courts under this Warrant may be served upon it personally or by certified or registered mail, return receipt requested, or by Federal Express or other courier service, with the same force and effect as if personally served upon the applicable party in New York and in the city or county in which such other court is located. The parties hereto each waive any claim that any such jurisdiction is not a convenient forum for any such suit or proceeding and any defense of lack of in personam jurisdiction with respect thereto.

    Section 16    Mandatory Exercise.

        Notwithstanding anything to the contrary herein, the holder of this Warrant covenants and agrees to exercise this Warrant in its entirety (to the extent not theretofore exercised) if this Warrant shall not have expired and all of the following conditions are satisfied in full and continue to be satisfied during the Mandatory Exercise Period described below:

    A. The Company, in conjunction with an independent research institution, shall have commenced, either directly or through a contract with a third party or licensee, and be continuing animal testing of the temporary photonic pacemaker and shall have disclosed the same to the public via a press release or a filing with the Commission.

    B. The Company shall have filed a first phase application with the FDA covering the temporary photonic pacemaker, and shall have disclosed the same to the public via a press release or a filing with the Commission.

    C. The Current Market Price per share of Common Stock shall have equaled or exceeded of $2.00 per share for each of the prior ten trading days and shall continue to be at or above that price on the exercise date.

    D. The Company shall be in compliance with all of the terms of, and shall not have terminated or be in breach of, the engagement letter with SBI USA, LLC dated December 18, 2002, or the terms and conditions of this Warrant.

    E. The Registration Statement shall have been declared effective and shall remain effective during the Mandatory Exercise Period and for thirty
(30) days thereafter.

If all of the foregoing conditions to Mandatory Exercise are satisfied, the Warrant Holder shall be obligated to exercise this Warrant in full, to the extent not theretofore exercised, within five business days of the date upon which it is notified by the Company that all of the conditions to Mandatory Exercise have been satisfied.


    IN WITNESS WHEREOF, the Company has executed this Warrant as of the date first above written.

                    BIOPHAN TECHNOLOGIES, INC.


                    By: __________________________
                           Name:
                           Title:

                    AGREED TO AND ACCEPTED BY:
                    SBI USA, LLC



                    _______________________________
                    Shelly Singhal, Managing Director





                              FORM OF ASSIGNMENT


(To be executed by the registered holder if such holder desires to transfer the attached Warrant.)

    FOR VALUE RECEIVED, ______________________ hereby sells, assigns, and transfers unto _________________ a Warrant to purchase __________ shares of Common Stock, par value $.005 per share, of Biophan Technologies, Inc., a Nevada corporation (the "Company"), and does hereby irrevocably constitute and appoint ___________ attorney to transfer such Warrant on the books of the Company, with full power of substitution.

Dated: _________________

                        Signature_______________________


                                   NOTICE

    The signature on the foregoing Assignment must correspond to the name as written upon the face of this Warrant in every particular, without alteration or enlargement or any change whatsoever.





                            ELECTION TO EXERCISE

To:    Biophan Technologies, Inc.



    The undersigned hereby exercises his, her, or its rights to purchase shares of Common Stock, par value $.005 per share ("the Common Stock"), of Biophan Technologies, Inc., a Nevada corporation (the "Company"), covered by the within Warrant and tenders payment herewith in the amount of $_____ in accordance with the terms thereof, and requests that certificates for the securities constituting such shares of Common Stock be issued in the name of, and delivered to:







________________________________________________________________________
(Print Name, Address, and Social Security or Tax Identification Number)

and, if such number of shares of Common Stock shall not constitute all such shares of Common Stock covered by the within Warrant, that a new Warrant for the balance of the shares of Common Stock covered by the within Warrant shall be registered in the name of, and delivered to, the undersigned at the address stated below.


Dated: __________________             Name________________________
                                          (Print)

Address:



                                     ________________________
                                     (Signature)